UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2015

HOUGHTON MIFFLIN HARCOURT COMPANY
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-36166 (Commission File No.)	27-1566372 (IRS Employer Identification No.)

222 Berkeley Street Boston, MA (Address of principal executive offices)	02116 (Zip Code)

(617) 351-5000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Jonathan F. Miller resigned from the Board of Directors (the “Board”) of Houghton Mifflin Harcourt Company (the “Company”) on November 9, 2015.  In connection with his resignation, the Company’s Board reduced its size from eight to seven members in order to eliminate the resulting vacancy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name:	William F. Bayers
Title:	Executive Vice President, Secretary and General Counsel

Dated:  November 13, 2015